                                                                    Exhibit 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

              _____________________________________________________

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)


                                   31-0841368
                       I.R.S. Employer Identification No.


            800 Nicollet Mall
         Minneapolis, Minnesota                          55402
--------------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


                               Lori-Anne Rosenberg
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3909
            (Name, address and telephone number of agent for service)

                               STATS ChipPAC Ltd.
                     (Issuer with respect to the Securities)


         Republic of Singapore                        Not Applicable
--------------------------------------------------------------------------------
    (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)


   10 Ang Mo Kio Street 65                              569059
   #05-17/20 Techpoint
   Singapore
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)



                          6-3/4% SENIOR NOTES DUE 2011
                   GUARANTEES OF 6-3/4% SENIOR NOTES DUE 2011
                      (TITLE OF THE INDENTURE SECURITIES)

================================================================================

                                   FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.

                      Comptroller of the Currency
                      Washington, D.C.

            b)   Whether it is authorized to exercise corporate trust powers.

                      Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                 None


ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.


            1.   A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.   A copy of the existing bylaws of the Trustee.*

            5.   A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of December 31, 2004 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

---------------
* Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 10th of March, 2005.


                                     By: /s/ Lori-Anne Rosenberg
                                         ---------------------------------------
                                         Lori-Anne Rosenberg
                                         Vice President




By: /s/ Richard H. Prokosch
    ---------------------------------------
    Richard H. Prokosch
    Vice President

                                    EXHIBIT 6

                                     CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: March 10, 2005

                                     By: /s/ Lori-Anne Rosenberg
                                         ---------------------------------------
                                         Lori-Anne Rosenberg
                                         Vice President




By: /s/ Richard H. Prokosch
    ---------------------------------------
    Richard H. Prokosch
    Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2004

                                    ($000'S)

                                                                     12/31/2004
                                                                   -------------
ASSETS
   Cash and Due  From Depository Institutions                      $   6,340,324
   Federal Reserve Stock                                                       0
   Securities                                                         41,160,517
   Federal Funds                                                       2,727,496
   Loans & Lease Financing Receivables                               122,755,374
   Fixed Assets                                                        1,791,705
   Intangible Assets                                                  10,104,022
   Other Assets                                                        9,557,200
                                                                   -------------
      TOTAL ASSETS                                                 $ 194,436,638

LIABILITIES
   Deposits                                                        $ 128,301,617
   Fed Funds                                                           8,226,759
   Treasury Demand Notes                                                       0
   Trading Liabilities                                                   156,654
   Other Borrowed Money                                               25,478,470
   Acceptances                                                            94,553
   Subordinated Notes and Debentures                                   6,386,971
   Other Liabilities                                                   5,910,141
                                                                   -------------
   TOTAL LIABILITIES                                               $ 174,555,165

EQUITY
   Minority Interest in Subsidiaries                               $   1,016,160
   Common and Preferred Stock                                             18,200
   Surplus                                                            11,792,288
   Undivided Profits                                                   7,054,825
                                                                   -------------
      TOTAL EQUITY CAPITAL                                         $  19,881,473

TOTAL LIABILITIES AND EQUITY CAPITAL                               $ 194,436,638


To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.


U.S. BANK NATIONAL ASSOCIATION


By: /s/ Lori-Anne Rosenberg
    ---------------------------------------
    Vice President



Date:  March 10, 2005